Exhibit 24

                                                 POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Citizens Utilities Company (the "Company") constitutes and appoints Robert J. DeSantis and Livingston E. Ross, and each of them, singly or jointly, with full power of substitution, to act for the undersigned in any and all capacities, including director, principal executive officer, principal financial officer and/or controller or principal accounting officer of the Company to sign on his behalf the Registration Statement on Form S-4 and any amendments or supplements thereto of the Company, and to file the same with all exhibits thereto with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or their substitute or substitutes, may do or cause to be done by virtue hereof.

Dated:  November _6___, 1997



/s/ Norman I. Botwinik                                   /s/Aaron I. Fleischman
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Norman I. Botwinik                                          Aaron I. Fleischman

/s/ James C. Goodale                                    /s/ Stanley Harfenist
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James C. Goodale                                            Stanley Harfenist

/s/ Andrew N. Heine
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Andrew N. Heine

/s/ John L. Schroeder                                    /s/ Robert D. Siff
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John L. Schroeder                                           Robert D. Siff

/s/ Robert A. Stanger                                  /s/ Charles H. Symington
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Robert A. Stanger                                          Charles H. Symington

/s/ Edwin Tornberg                                     /s/ Claire Tow
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Edwin Tornberg                                             Claire Tow

/s/ Leonard Tow                                        /s/ Robert J. DeSantis
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Leonard Tow                                                Robert J. DeSantis

/s/ Livingston E. Ross
----------------------
Livingston E. Ross